Exhibit 14(f)

                      GE LIFE AND ANNUITY ASSURANCE COMPANY

                                POWER OF ATTORNEY


GE Life and Annuity Assurance Company, a Virginia Corporation (the "Company") and its Sr. Vice President and Chief Financial Officer, Timothy Stonesifer, hereby nominates and appoints Pamela S. Schutz, Selwyn L. Flournoy, Jr. and Patricia L. Dysart, (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, for him and in his name and place in any and all capacities, to execute and sign all Registration Statements of the Company filed with the Securities and Exchange Commission on Form N-4 under the Securities Act of 1933 and the Investment Company Act of 1940 and on form S-6 under the Securities Act of 1933 (including all and all pre- and post-effective amendments and any supplements thereto), and to file with the Securities and Exchange Commission all such Registration Statements, amendments and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such Registration Statement, amendment or supplement, granting to such attorneys and each of them, full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers might or could do.

IN WITNESS WHEREOF, GE LIFE AND ANNUITY ASSURANCE COMPANY has caused this power of attorney to be executed in its full name and by its President and attested by its Assistant Secretary, and the undersigned officer has executed such power of attorney, as of July 21, 2000.

                                  GE LIFE AND ANNUITY ASSURANCE COMPANY



                                     BY  /s/ Pamela S. Schutz
                                        _______________________________________
                                       Pamela S. Schutz
                                       Chairperson, President and CEO



                                     BY  /s/ Timothy Stonesifer
                                        _______________________________________
                                       Timothy Stonesifer
                                       Sr. Vice President and CFO
ATTEST:

  /s/ W. Scott Williamson
------------------------------
W. Scott Williamson
Assistant Secretary